UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend the Current Reports on Form 8-K filed by Zayo Group, LLC and its parent, Zayo Group Holdings, Inc. on March 1, 2017 (the “Original Filings”), solely to correct the incorrect presentation of an Item number in the EDGAR system for the Original Filings.  In the Original Filings, the Item numbers pursuant to which information was reported were correctly identified as Item 2.01, Item 7.01 and Item 9.01.  However, Item 2.01 was incorrectly referenced as Item 2.02 in the EDGAR transmissions of the Original Filings and, as a result, on the Securities and Exchange Commission (“SEC”) EDGAR system listing of the Original Filings.  This Amendment is being filed solely to correct that Item number reference in the EDGAR system from 2.02 to 2.01.

No information contained in any Item of the Original Filings are being amended, updated or otherwise revised.  This Amendment speaks as of the filing date of the Original Filings, does not reflect any events that may have occurred subsequent to such date, and does not modify or update in any way disclosures made in the Original Filings.  The only change is in the Item number referenced in the EDGAR transmission as described above.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 30, 2016, Zayo Group, LLC (“Zayo”) and its parent company, Zayo Group Holdings, Inc. (the “Company”) each disclosed in a Current Report on Form 8-K filed with the SEC, the entrance into an Agreement and Plan of Merger (the “Merger Agreement”) with Electric Lightwave Parent, Inc. (“Electric Lightwave”).  On March 1, 2017, the transactions contemplated by the Merger Agreement were consummated at which time Zayo acquired one hundred percent of the ownership interest of Electric Lightwave for a purchase price of $1.42 billion, subject to customary working capital and other adjustments. The acquisition of Electric Lightwave was funded with proceeds from a previously announced $650.0 million incremental term loan and $800.0 million aggregate principal amount of 5.75% senior unsecured notes due in 2027.

Electric Lightwave provides infrastructure and telecom services primarily in the Western United States, has 8,100 route miles of long haul fiber and 4,000 miles of dense metro fiber, with on-net connectivity to more than 3,100 enterprise buildings and 100 data centers.

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K.  The Merger Agreement is included as an exhibit to this Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Zayo, the Company, Electric Lightwave or the other parties to the Merger Agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of a specific date; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Electric Lightwave or the other parties to the Merger Agreement or any of their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Zayo’s or the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On March 1, 2017, Zayo issued a press release announcing the closing of the transactions contemplated by the Merger Agreement.  The full text of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Item 9.01.  Financial Statements and Exhibits

(a)	and (b) Financial Statements and Pro Forma Information

The financial statements of Electric Lightwave and the pro forma financial information related to the acquisition are not being filed with this Current Report on Form 8-K. To the extent such information is required by this Item, it will be filed by amendment to this Current Report not later than 75 days after the closing of the acquisition.

(d) Exhibits.

Exhibit No.	Description

2.1*Agreement and Plan of Merger by and among Zayo Group, LLC, ZELMS, Inc., Electric Lightwave Parent, Inc. and Fortis Advisors LLC, as the Equityholder Representative, dated November 29, 2016.

99.1Press Release dated March 1, 2017

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC on request.

Forward-Looking Statements

The Press Release filed as Exhibit 99.1 to this Current Report on Form 8-K contains a number of forward-looking statements, including, among others, references to the Company’s recently completed acquisition of Electric Lightwave, plans for integrating Electric Lightwave into the Company’s existing business units, the favorable impact such integration will have on the customers of each entity, the footprint of the Company’s combined network and the impact of the integrated business on the Company’s ability to generate new streams of customer revenue. Words, and variations of words contained in the Press Release such as “believe,” “expect,” “plan,” “continue,” “will,” “should,” and similar expressions are intended to identify forward-looking statements. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the Company’s forward-looking statements. These forward-looking statements involve risks and uncertainties, many of which are beyond the control of the Company’s, including, among others, the Company’s ability to successfully integrate Electric Lightwave into its existing business units, the Company’s ability to provide high-quality customer service to existing Electric Lightwave customers such that they will continue to utilize the Company’s services following the closing of the acquisition and that the combined network will lead to anticipated synergies and benefits. For additional information on these and other factors that could affect the Company’s forward-looking statements, see the risk factors, as they may be amended from time to time, set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and its Quarterly Reports on Forms 10-Q for the periods ended September 30, 2016 and December 31, 2016. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement contained in the press release, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By: /s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED:  March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By: /s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED:  March 7, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1*Agreement and Plan of Merger by and among Zayo Group, LLC, Zelms, Inc., Electric Lightwave Parent, Inc. and Fortis Advisors LLC, as the Equityholder Representative dated November 29, 2016.

99.1Press Release dated March 1, 2017

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC on request.